Filed pursuant to Rule 497(c)

1933 Act File No. 033-52154

1940 Act File No. 811-07168

PROSPECTUS
December 23, 2022

Hennessy Stance ESG Large Cap ETF
(NYSE Arca, Inc.: STNC)

This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
These additional risks may be even greater in bad or uncertain market conditions.
The ETF will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the ETF. While the Portfolio Reference Basket includes all the names of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF portfolio secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.
For additional information regarding the unique attributes and risks of the ETF, see “Principal Investment Risks-Portfolio Reference Basket Structure Risk” in the Summary Section and “Additional Information about the Fund-Portfolio Reference Basket Structure Risk” below.

www.hennessyetfs.com | 1-877-671-3199

As with all funds, the Securities and Exchange Commission has not approved or disapproved of this Fund or determined if this Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

Contents
Summary Information	2
Additional Investment Information	11
Management of the Fund	12
Shareholder Information
Pricing of Fund Shares	15
How to Purchase and Redeem Shares	15
Book Entry	16
Share Trading Prices on the Exchange	16
Frequent Purchases and Redemption of Shares	16
Dividends and Distributions	17
Tax Information	17
Distributor	20
Premium/Discount Information	20
Continuous Offering	20
Portfolio Reference Basket Structure	21
Guardrail Amount	22
Important Notice Regarding Delivery of Shareholder Documents	22
Electronic Delivery	22
Additional Information	22
Financial Highlights	24
Appendix A – Prior Performance of Similarly Advised Accounts	26

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Hennessy Stance ESG Large Cap ETF or Hennessy Funds Trust. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such an offer.

An investment in the Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate, and it is possible to lose money.

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SUMMARY INFORMATION
Investment Objective

The Hennessy Stance ESG Large Cap ETF seeks to achieve long-term capital appreciation.

Fund Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%

(1)	The Fund’s investment manager has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) do not exceed 0.85% of the Fund’s average daily net assets. The contractual arrangement will continue until December 31, 2024 at which time it will automatically terminate (and it may not be terminated prior to that date). The Fund’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses are equal to the total annual fund operating expenses after expense reimbursement

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for the first year and equal to total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$282	$505	$1,148
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  Because the Fund has not yet commenced operations as of the date of this Prospectus, the Fund does not have any portfolio turnover information available. The Stance Equity ESG Large Cap Core ETF, a Series of the RBB Fund, Inc. (the "Predecessor Fund'), had a portfolio turnover rate of 290% for the fiscal year ended August 31, 2022.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in exchange-traded equity securities of U.S. large capitalization issuers that meet environmental, social, and governance (“ESG”) standards, as determined by the Portfolio Managers. The Fund considers companies within the Russell 1000® Index and S&P 500® Index to be large-capitalization issuers.

In identifying investments for the Fund, the Portfolio Managers utilize three independent processes. First, the Portfolio Managers apply a rules-based ESG methodology that seeks to identify the top 50% from each industry and sub-industry in the universe of large-capitalization companies. Companies that have exclusively or primarily engaged in weapons, tobacco, or thermal coal are generally excluded from consideration. The remaining universe is then quantitatively scored against industry group peers on up to 21 sustainability-related key performance indicators (“KPIs”) such as energy productivity, carbon intensity, water dependence, waste profile, and KPIs relating to governance, including capacity to innovate, unfunded pension fund liabilities, chief executive officer/average worker pay, safety performance, employee turnover, leadership diversity, percentage tax paid, and percent of bonus linked to sustainability performance.  The securities in the top 50% may be retained. The Portfolio Managers utilize data feeds from third parties that the Portfolio Managers consider, in their sole discretion, as trustworthy or have the expertise in specific KPI areas.  The current primary external data source is Corporate Knights Research, an affiliate of Stance Capital, LLC, but such firm or firms may change in the Portfolio Managers’ discretion.  Corporate Knights Research is based in Toronto, and is a leading media firm in Canada focused on climate risk.  For over 20 years, it has published an annual ranking of the most sustainable companies in the world.  Its methodology is rules-based and forms the foundation of the Portfolio Managers’ approach to ESG scoring. Second, the Portfolio Managers apply a machine-learning model that uses financial, risk, and other factors to identify companies that are most likely to outperform both in the absolute returns and in risk-adjusted returns over the next quarter. In the final process, the portfolio is optimized to

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minimize tail risk and maximize diversification. Tail risk is the risk that an investment’s return will move significantly beyond expectations (namely, more than three standard deviations from its mean). The Portfolio Managers generally rebalance the portfolio quarterly.

Positions are sold quarterly if the Portfolio Managers decide they are no longer optimal in the portfolio. The Fund’s investment portfolio is focused, generally composed of around 30 investment positions.

While investing in a particular sector is not a principal investment strategy of the Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. While the Fund does not place any restrictions on its level of sector concentration, it will limit its investments in industries within any particular sector to less than 25% of the Fund’s total assets. On each rebalancing date, investments within a particular sector will also be capped at up to twice the weight of the sector within the S&P 500 Index.

Semi-Transparent Actively-Managed ETF with Portfolio Reference Basket Structure: The Fund is an actively-managed, semi-transparent ETF. Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the “Portfolio Reference Basket”—and certain related information about the Portfolio Reference Basket relative to the Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Fund’s shares trading at or close to the underlying net asset value (“NAV”) per share of the Fund.  While the Portfolio Reference Basket includes all of the Fund’s holdings, it is not the Fund’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day. The Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Fund is actively managed and does not seek to track an index.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money.

Portfolio Reference Basket Structure Risk: Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund discloses the identities of all portfolio holdings daily, but not the exact quantities or weightings. Instead, the Fund discloses a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the Fund’s Actual Portfolio on any given trading day. Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide authorized participants (“APs”) and other market participants with enough information to allow

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them to engage in effective arbitrage transactions that will help keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund, there is a risk that market prices will vary significantly from the underlying NAV of the Fund, which may be heightened during periods of market disruption or volatility.

Bid/Ask Spread Risk. The Fund’s shares may trade at a wider bid/ask spread than shares of traditional ETFs and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.”

Additional Trading Cost Risk. The Portfolio Reference Basket structure itself may result in additional trading costs because the Fund may receive or deliver holdings in different weightings on any given day than the weightings of the Fund’s Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to realign the Actual Portfolio with the Fund’s intended investment strategy.

Arbitrage Risk. There can be no assurance that the Portfolio Reference Basket structure will operate as intended. The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the Fund’s Actual Portfolio and the willingness of APs and other market participants to trade based on the Portfolio Reference Basket.

Calculation of Reference Basket Risk. Although the Fund provides an independent third party with information to generate the Portfolio Reference Basket, the Fund is not involved in the actual calculation of the Portfolio Reference Basket and is not responsible for the calculation or dissemination of the Portfolio Reference Basket. The Fund makes no warranty as to the accuracy of the Portfolio Reference Basket or that it will produce the intended results.

Tracking Error Risk. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the Fund’s shares, the Fund may exhibit wider premiums/discounts, bid/ask spreads, and tracking error than traditional ETFs.

Remedial Action Risk. For at least the first three years after the Reorganization, if the tracking error (relative to the Actual Portfolio) exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the mid-point of the highest bid and lowest offer at the time of calculation of the NAV (the “Bid/Ask Price”), on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%, the Investment Manager will recommend appropriate remedial measures to the Board of Trustees for its consideration, which may include, but are not limited to, liquidation of the Fund.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk: Only an AP may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to NAV and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation or redemption orders and no other APs step forward to perform

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these services, or (ii) market makers or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers, or liquidity providers may be less willing to transact in Fund shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers, or liquidity providers.

Cash Transactions Risk: Unlike traditional ETFs, the securities in the Fund’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the Fund’s portfolio, and the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to /or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk: Although the Fund’s shares are listed on a national securities exchange, the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities or the financial instruments composing the Portfolio Reference Basket or Actual Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. If the Exchange becomes aware that the NAV, Portfolio Reference Basket, or Actual Portfolio is not disseminated to all market participants at the same time, the Exchange shall halt trading in such series until such time as the NAV, Portfolio Reference Basket, or Actual Portfolio is available to all market participants at the same time. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange. Additional rules applicable to the Exchange may halt trading in shares when extraordinary volatility causes sudden, significant swings in the market price of shares. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. Trading halts may have more effect on the Fund because of its semi-transparent structure. There can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying holdings, which can be significantly less liquid than the Fund’s shares.

Shares May Trade at Prices other than NAV Risk: As with all ETFs, the Fund’s shares may be bought and sold in the secondary market at market prices. Although the Portfolio Reference

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Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of the Fund’s shares at or close to the Fund’s NAV, there is a risk that market prices for Fund shares will vary significantly from the Fund’s NAV. This risk is heightened in times of market disruption or volatility or periods of steep market declines. The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your Fund shares. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional ETF. This could cause the Fund’s shares to have wider bid/ask spreads and larger premiums/discounts than traditional ETFs using the same or similar investment strategies. Therefore, the Fund’s shares may cost investors more to trade than traditional ETF shares, especially during periods of market disruption or volatility.

Limitations of Intraday Indicative Value (IIV) Risk: The Exchange or a market data vendor intends to disseminate the approximate per share value of the Fund’s Portfolio Reference Basket every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’). The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Fund’s Actual Portfolio. The Fund, the Investment Manager, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the Fund, the Investment Manager, and their affiliates do not make any warranty as to the accuracy of these calculations.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, or may incur substantial losses and may limit or stop purchases of the Fund.

Environmental, Social, and Governance Investing Risk. ESG investing risk is the risk stemming from the environmental, social, and governance factors that the Fund applies in selecting securities. The Fund intends to invest in companies with measurable high ESG ratings relative to their sector peers, and screen out particular companies that do not meet its ESG criteria. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. The Fund’s returns may be lower than other funds that do not seek to invest in companies based on ESG ratings or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have higher ESG ratings, but investors may differ

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in their views of ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Third Party Data Provider Risk. In evaluating issuers, the Portfolio Managers rely upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager to incorrectly assess an issuer’s business practices with respect to ESG.  As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different third party data providers.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Large-Cap Companies Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Model Risk: The Fund seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that the Portfolio Managers’ use of these models will result in effective investment decisions for the Fund. The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that the models use may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

New Fund Risk: The Fund is a recently organized, diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

High Portfolio Turnover Risk: High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Fund must pay, thus reducing the Fund’s performance. High portfolio turnover may also result in higher taxes when Fund shares are held in a taxable account.

Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the Consumer Discretionary and Health Care sectors and its performance is therefore tied closely to, and affected by, developments in these industries. Companies in the Consumer Discretionary sector may be affected by commodity price volatility, consumer preferences, competition, changing demographics, and labor relations. These companies depend heavily on disposable household income and consumer spending, and social trends and marketing campaigns may significantly affect demand for their products. Consumer discretionary companies may also lose value more quickly in periods of economic downturns because their products are viewed as nonessential luxury items. Companies in the Health Care

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sector are subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services.

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. In particular, Congress is considering substantial changes to U.S. federal income tax laws, and some with retroactive effect, that could result in substantial adverse U.S. federal income tax consequences to the Fund and its shareholders. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Predatory Trading Practices Risk:  Although the Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Portfolio Reference Basket and related Portfolio Reference Basket Disclosures to identify the Fund’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Fund and its shareholders. The Portfolio Reference Basket and related Portfolio Reference Basket Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Fund’s portfolio and investment strategy, but they may not be successful in this regard.

Performance Information

Performance information for the Predecessor Fund is not included because the Predecessor Fund did not have a full calendar year of performance prior to December 31, 2021 or piror to the date of this Prospectus.  When the Fund has been in operation for a full calendar year, performance information will be shown in the Fund Prospectus. Updated performance information for the Fund will be available at www.hennessyetfs.com.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisors

Stance Capital, LLC (“Stance Capital”) and Vident Investment Advisory, LLC (“Vident”) serve as sub‑advisors to the Fund.

Portfolio Managers

The Stance Capital team, which comprises Bill Davis and Kyle Balkissoon, is primarily responsible for the day‑to‑day management of the portfolio of the Fund and for developing and executing the Fund’s investment program, other than the trading functions delegated to Vident. Each of Messrs. Davis and Balkissoon have served as a Portfolio Manager of the Fund since its inception and as a Portfolio Manager of the Predecessor Fund since its inception in March 2021, and each is also a Managing Director of Stance Capital.

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The Vident team, which comprises Rafael Zayas and Ryan Dofflemeyer, is primarily responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital. Each of Messrs. Zayas and Dofflemeyer have served as a Portfolio Manager of the Fund since its inception in March 2021. Mr. Zayas also serves as a Senior Vice President, Head of Portfolio Management and Trading at Vident.

Purchase and Sale of Fund Shares

Shares of the Fund are listed on a national securities exchange, such as the Exchange, and most investors will buy and sell shares through brokers at market prices, rather than NAV. Because shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities or cash.

The Fund is new and therefore does not have any information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund. Once available, this information will be presented, free of charge, on the Fund’s website at www.hennessyetfs.com.

Tax Information

The Fund’s distributions generally will be taxable to you as ordinary income or capital gains regardless of whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

Investment Objectives

The Hennessy Stance ESG Large Cap ETF seeks to achieve long-term capital appreciation.

In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. If the Fund does so, it must provide 60 days’ notice to shareholders prior to implementing the change. An investment objective is not a guarantee.

Principal Investment Strategy

The Fund is an actively managed ETF that will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in exchange-traded equity securities of U.S. large capitalization issuers that meet ESG standards, as determined by the Portfolio Managers. The Fund considers companies within the Russell 1000® Index and S&P 500® Index to be large-capitalization issuers. Please see the full description of the Fund’s principal investment strategy under “Summary Information – Principal Investment Strategy.”

Principal Risks

Please see the full description of the Fund’s principal risks under “Summary Information – Principal Risks.”

Portfolio Holdings

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures regarding disclosure of its portfolio holdings.

If the Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the acquired fund (“acquired portfolio securities”) unless this violates the investment limitations of the Fund.  The Fund may sell acquired portfolio securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests.

Shareholders can access information about the Portfolio Reference Basket and Portfolio Reference Basket Disclosures for each business day on hennessyetfs.com. Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is also available at hennessyetfs.com.

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MANAGEMENT OF THE FUND

Investment Manager

Hennessy Advisors, Inc. is a registered investment advisor and is the investment manager of the Fund. The Investment Manager’s address is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

The Investment Manager has been providing investment advisory services since 1989. The Investment Manager furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. As of August 31, 2022, the Investment Manager managed over $3.2 billion of net assets on behalf of Hennessy Funds Trust (the “Trust”).

Management Fees

For its services, the Fund pays the Investment Manager a unitary management fee that is computed daily and paid monthly at an annual rate of 0.95%. For the fiscal year ended August 31, 2022, the Predecessor Fund’s investment manager received a unitary management fee of 0.85% of the average daily net assets of the Predecessor Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and the sub-advisory agreements for the Fund will available in the Fund’s first annual or semi-annual report to shareholders.

Sub-Advisors

The Investment Manager has delegated the day-to-day management of the portfolio composition of the Fund to Stance Capital, LLC (“Stance Capital”), located at 131 Dartmouth Street, 3rd Floor, Boston, MA 02116, other than the trading functions delegated to Vident Investment Advisory, LLC. Stance Capital has been registered with the Securities and Exchange Commissions (the “SEC”) as an investment advisor since 2021.

The Investment Manager has delegated the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital, to Vident Investment Advisory, LLC (“Vident”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009. Vident has been registered with the SEC as an investment advisor since 2014.

Portfolio Managers Employed by Stance Capital

The Fund’s management is conducted with research, stock selection, portfolio composition, and day-to-day trading decisions distributed equally among the Portfolio Managers unless specifically noted otherwise.

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Bill Davis has served as a Portfolio Manager of the Fund since its inception in 2021. Mr. Davis founded Stance Capital, LLC to bring to market investment portfolios that mitigate material environmental, social, and governance risks and generate excess returns while at the same time allowing investors to align their portfolios with their belief systems. Prior to forming Stance Capital, Mr. Davis was co-founder and Managing Director of Empirical Asset Management, and a Portfolio Manager on EAM Sustainable Equity, a strategy he launched in 2014. Prior to co-founding Empirical, he was the founder and CEO of Ze-gen, a venture and private equity backed renewable energy company. Mr. Davis received a B.A. from Connecticut College, and his career in business has included serving as CEO or founder of numerous companies including Database Marketing Corporation, Holland Mark, and Cambridge Brand Analytics. He serves on the Board of Ceres, chairs Ceres’ President’s Council, and leads a shareholder engagement effort within Climate Action 100+, a collaborative effort between United Nations Principles of Responsible Investment (UNPRI) and Ceres.

Kyle Balkissoon has served as a Portfolio Manager of the Fund since its inception in 2021. Mr. Balkissoon joined Stance Capital  to leverage and advance state-of-the-art machine learning and analysis methods to help clients outperform while adhering to their values. Prior to joining Stance Capital, Kyle led Cognitive Forecasting at IBM, where he was responsible for the development of large forecasting systems for clients in areas such as sales growth, crop yield, replenishment, demand forecasting, advertising, and others. He was an independent data science consultant and led quantitative ESG research at Corporate Knights Capital. Kyle has an M.SC in Financial Markets from EDHEC, a B.Sc in Mathematical Sciences from McMaster University, and a B.A. in Economics from McMaster University. He has contributed to several open source packages in the quantitative finance space and given talks at various conferences in quantitative finance.

Rafael Zayas, CFA, has served as a Portfolio Manager of the Fund since its inception in 2021. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is SVP, Head of Portfolio Management and Trading at Vident with a prior focus on international equities and specializing in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining Vident, he was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a B.S. in Electrical Engineering from Cornell University.

Ryan Dofflemeyer has served as a Portfolio Manager of the Fund since its inception in 2021. Mr. Dofflemeyer has over 16 years of trading and portfolio management experience across various asset classes including both ETFs and mutual funds. He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios. Prior to joining Vident, he was a Senior Portfolio Manager at Proshares for over $3 billion in ETF assets across global equities, commodities, and volatility strategies. Before that, he was a Research Analyst at the Investment Company Institute in Washington DC. Mr. Dofflemeyer holds a B.A. from the University of Virginia and an MBA from the University of Maryland.

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Sub-Advisory Fee

The Investment Manager pays Stance Capital a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets in excess of $250 million. The Investment Manager pays Vident a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.05 % of the Fund’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million.  In addition, the Investment Manager has agreed to pay a minimum sub-advisory fee to Vident of $18,750 on an annual basis. The Investment Manager pays sub-advisory fees from its own assets, and these fees are not additional expenses of the Fund.  For the fiscal year ended August 31, 2021, the Predecessor Fund’s investment manager (not the Predecessor Fund) paid a sub-advisory fee, based upon the daily net assets of the Predecessor Fund, at an annual rate of 0.40% to Stance Capital and at an annual rate of 0.05 % of average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million.

Additional Investment Manager and Sub-Advisor Information

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

The Investment Manager has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolios and, as such, performs the following services for the Fund:

•	sets the Fund’s overall investment strategies;
•	performs daily reconciliations of the Fund’s positions and cash;
•	monitors the liquidity of the Fund;
•	monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws;
•	maintains a comprehensive compliance program and conducts ongoing reviews of the compliance programs of the Fund’s sub-advisors;
•
oversees the selection and continued employment of the Fund’s sub-advisors, reviews the Fund’s investment performance, and monitors the sub-advisors’
adherence to the Fund’s investment objectives, policies, and restrictions;

•	oversees outside service providers;
•	maintains in-house marketing and distribution departments on behalf of the Fund;
•	prepares or directs the preparation of all regulatory filings for the Fund;
•	oversees distribution of the Fund through third-party broker/dealers and independent financial institutions;
•
pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives;

•	provides a quarterly compliance certification to the Board; and
•	prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.
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SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value (“NAV”). NAV is calculated by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding. The NAV of the Fund’s shares is normally determined as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time. When the NYSE closes early on a valuation day, the Fund calculates its NAV as of such early closing time. The NYSE is closed for trading on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may close for trading on national days of mourning or due to natural disasters or other extraordinary events or emergencies. On a day when the NYSE is closed, the Fund does not determine its NAV, and investors may not purchase or redeem Fund shares. The Fund calculates its NAV based on the market prices of the securities it holds.

If market quotations are not available or deemed unreliable, the Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the amount the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Fund may not be able to sell a security at the fair value. Market quotations may not be available if, for example, trading in particular securities was halted during the day and not resumed prior to the close of trading on the applicable stock exchange.

How to Purchase and Redeem Shares

The Fund issues and redeems its shares at NAV only in Creation Units. Only APs may acquire shares directly from the Fund, and only APs may tender their shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Fund shares trade in the secondary market in quantities less than a Creation Unit. Most investors buy and sell shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at

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market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares. Investors owning Fund shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of Fund shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Fund shares. Neither the Fund nor the Exchange intends to disseminate the approximate share value of the Fund’s Portfolio Reference Basket, but arbitrageurs and market participants could use the component securities in the Portfolio Reference Basket to calculate intraday values that approximate the value of the Actual Portfolio (the “intraday indicative value” or “IIV”). Intraday pricing information for all constituents of the Portfolio Reference Basket for the Fund that are exchange traded, which includes all eligible instruments except cash and cash equivalents, is available on the exchanges on which they are traded or through major market data vendors or subscription services. Intraday pricing information for cash equivalents is available through major market data vendors, subscription services, or pricing services. Any such IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Fund because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Fund’s Actual Portfolio. The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Fund shares. In determining not to approve a written, established policy, the Board of Trustees evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Fund shares directly with the Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such,

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the Fund accommodates frequent purchases and redemptions by APs. However, the Board of Trustees has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund reserves the right to reject any purchase order at any time.

Dividends and Distributions

The Fund declares and pays capital gains and dividends, if any, at least annually, usually in December.

The Fund may make additional distributions if necessary to comply with the distribution requirements of the Code.  Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own Fund   shares.  If this service is available and used, dividend distributions of both capital gains and dividends will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Fund’s Statement of Additional Information for additional federal income tax information.

The Fund has elected to be treated and intends to qualify each year as a RIC. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation and consequently, a reduction in income available for distribution to you as a shareholder.

Taxes on Distributions. The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains

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and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates.  Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, a high portfolio turnover rate or investments in non-qualified foreign corporations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations. Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.  Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Fund shares’ NAV when you purchased your shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold on the Exchange. For federal income tax purposes, any capital gain or loss realized upon a sale of Fund shares generally is treated as a long-term capital gain or loss if shares have been held for more than 12 months and as a short-term capital gain or loss if shares have been held for 12 months or less. However, any capital loss on a sale of Fund shares

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held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. Any loss realized on a sale will be disallowed to the extent Fund shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Fund shares acquired.

Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain

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the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Distributor

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, can be found at www.hennessyetfs.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such

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transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the fund that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Portfolio Reference Basket Structure

The Fund is a semi-transparent actively managed ETF that operates pursuant to an SEC exemptive order. In many respects, the Fund operates similarly to traditional ETFs. For example, as described in this Prospectus, shares of the Fund are generally purchased and redeemed in Creation Unit aggregations through authorized participants, shares of the Fund are listed and traded on a stock exchange, and individual investors can purchase or sell shares in less than Creation Unit sizes and for cash in the secondary market through a broker. The Fund’s Creation Units generally can be purchased or redeemed in-kind or for cash in exchange for the Portfolio Reference Basket.

However, the Fund has some novel features that differentiate it from traditional ETFs. As described above, the Fund does not disclose its complete portfolio holdings each business day, and instead, the Fund discloses other information to the market that is designed to facilitate arbitrage opportunities in  Shares of the Fund to maintain efficient secondary market trading of such Shares. On each business day before the commencement of trading in shares of the Fund on the listing exchange, the Fund publishes on its website a Portfolio Reference Basket that is designed to closely track the daily performance of the Fund’s Actual Portfolio. The Portfolio Reference Basket is comprised of all of the names of the securities in the Fund’s Actual Portfolio, and only the securities that are in the Fund’s Actual Portfolio (unless cash or cash equivalents are included), although the weightings of such holdings in the Portfolio Reference Basket will differ from the Actual Portfolio. The Portfolio Reference Basket will have a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day.

The Portfolio Reference Basket is constructed utilizing a proprietary algorithmic process to minimize daily deviations in return of the Portfolio Reference Basket relative to the Actual Portfolio and is used to facilitate the creation/redemption process and arbitrage. The Portfolio Reference Basket may be updated daily. In determining whether to update the Portfolio Reference Basket, Stance Capital and Vident will consider various factors, including relative valuation of individual securities, liquidity of the securities in the Portfolio Reference Basket, tracking error of the Portfolio Reference Basket relative to the Actual Portfolio, and the cost to create and trade the Portfolio Reference Basket.

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Guardrail Amount

In addition to the disclosure of the Portfolio Reference Basket, the Fund also publishes the Portfolio Reference Basket Disclosures (which include, among other things, the “Guardrail Amount”) on its website on each business day before the commencement of trading in Shares on the Exchange. The Guardrail Amount is the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions. The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day. The Guardrail Amount is designed to help investors evaluate the risk of tracking error, which is the degree to which the performance of the Portfolio Reference Basket deviates from the performance of the Actual Portfolio.

Important Notice Regarding Delivery of Shareholder Documents

Householding is a process in which shareholders who share an address and have the same last name will be sent only one copy of shareholder documents, including Prospectuses, supplements, shareholder reports, notices, proxy statements, and other similar documents. This process does not apply to account statements. Householding for the Fund is available through certain broker-dealers, and you may contact your broker-dealer to enroll in householding. Once enrolled, this process will continue indefinitely unless you instruct your broker-dealer otherwise. If you prefer not to have these documents householded, please contact your broker-dealer. At any time you may view current Prospectuses, supplements, and shareholder reports at www.hennessyetfs.com.

Electronic Delivery

Shareholders may sign up for electronic delivery of account statements, Prospectuses, tax forms, and shareholder reports. To enroll in electronic delivery, please contact your broker dealer and complete the information requested by your broker-dealer, which will include the email address where you would like to receive notifications for electronic documents. If you change your mind, you can cancel electronic delivery at any time and revert to physical delivery of your materials by contacting your broker-dealer. At any time you may view current Prospectuses, supplements, and shareholder reports at www.hennessyetfs.com.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Fund’s investment manager and sub-advisors, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance of the shares of the Predecessor Fund for the periods shown below. Certain information reflects financial results for a single share of the Fund. The “Total Return” figure shows how much your investment would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. After the close of business on December 22, 2022, the Fund acquired all of the assets and liabilities of the Predecessor Fund, in exchange for shares of the Fund. Accordingly, the Fund is the successor to the Predecessor Fund and has carried forward the historic performance and financial statements of the Predecessor Fund. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report and the Predecessor Fund’s financial statements (which have been adopted by the Fund) are included in the annual report of the Predecessor Fund for the fiscal year ended August 31, 2022, which is available upon request.

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Financial Highlights

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE PERIOD ENDED AUGUST 31, 2021(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.82	$25.00
Net investment income/(loss)(2)	0.20	0.02
Net realized and unrealized gain/(loss) from investments	(3.10)	2.80
Net increase/(decrease) in net assets resulting from operations	(2.90)	2.82

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.10)	—
Net realized capital gains	(0.02)	—
Total dividends and distributions to shareholders	(0.12)	—
Net asset value, end of period	$24.80	$27.82
Market value, end of period	$24.83	$27.91
Total investment return/(loss) on net asset value(3)	-10.50%	11.23%	(5)
Total investment return/(loss) on market price(4)	-10.63%	11.56%	(5)

RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$42,530	$37,285
Ratio of expenses to average net assets with waivers and/or reimbursements	0.85%	0.85%	(6)
Ratio of expenses to average net assets without waivers and/or reimbursements	0.95%	0.95%	(6)
Ratio of net investment income/(loss) to average net assets	0.74%	0.19%	(6)
Portfolio turnover rate(7)	290%	180%	(5)

(1)	Inception date of the Fund was March 15, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)
Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)
Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Excludes effect of in-kind transfers.

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Appendix A – Prior Performance of Similarly Advised Accounts

Stance Capital has experience in managing other accounts with substantially similar investment objectives, policies, and strategies as the Fund. The tables on the following pages are provided to illustrate the past performance of Stance Capital in managing the other accounts and do not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Stance Capital.

This performance history is net of all fees charged to investors in the other accounts constituting the composite and reflects the impact of any expense reimbursements or waivers, including sales loads. The performance for the Fund would differ from the information below to the extent that the Fund and the other accounts do not have the same expenses. The fees and expenses of the other accounts are lower than those of the Fund and performance of the other accounts would be lower if the fees and expenses of the Fund were used. However, the Fund’s results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts. Composite performance was calculated using Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology, which may produce different results.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Average Annual Returns (periods ending December 31, 2020)
Period	Composite	S&P 500 TR Index
1 Year	19.44%	18.40%
3 Years	16.77%	14.18%
5 Years	17.45%	15.22%
Since Inception (January 1, 2014)	13.98%	12.92%

MONTHLY PERFORMANCE OF COMPOSITE NET OF FEES
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2020	0.575	-6.370	-10.135	11.441	5.589	-1.133	7.838	4.873	-2.724	-2.503	11.086	1.821	19.437
2019	7.336	5.332	0.408	2.031	-6.387	8.165	1.552	1.247	-0.138	2.164	4.997	1.970	31.718
2018	5.481	-4.989	-0.599	-0.510	0.153	3.077	4.693	2.539	1.238	-4.861	4.519	-8.464	1.95
26	www.hennessyetfs.com

2017	1.273	4.088	0.688	1.774	1.771	1.812	0.708	-2.278	4.911	0.492	3.130	0.868	21.72
2016	-1.584	1.348	7.337	1.748	0.197	1.499	3.403	-0.770	0.551	-3.316	3.464	1.620	17.21
2015	0.561	0.481	-0.365	-1.847	0.917	-1.863	3.188	-4.549	0.270	2.594	-0.526	1.555	1.16
2014	-4.161	5.080	1.273	-0.817	1.465	1.197	-1.626	4.256	-2.173	3.798	2.676	0.528	12.55

Hennessy Funds	1-877-671-3199	27

PRIVACY POLICY
We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;
•	Age and marital status;
•	Commercial information, including records of products purchased;
•	Browsing history, search history, and information on interaction with our website;
•	Geolocation data;
•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and
•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

28	www.hennessyetfs.com

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.
Supplemental Privacy Notice for Residents of California
The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information. Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

Hennessy Funds	1-877-671-3199	29

For information, questions, or assistance, please call
Hennessy Funds
1-877-671-3199 or 1-415-899-1555

INVESTMENT MANAGER Hennessy Advisors, Inc. 7250 Redwood Boulevard, Suite 200 Novato, California 94945	COUNSEL Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202-5306
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT, & SHAREHOLDER SERVICING AGENT U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102-2529
CUSTODIAN U.S. Bank N.A. Custody Operations 1555 North River Center Dr., Suite 302 Milwaukee, Wisconsin 53212	DISTRIBUTOR Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, Wisconsin 53202
TRUSTEES Neil J. Hennessy Robert T. Doyle J. Dennis DeSousa Claire Garvie Gerald P. Richardson

To learn more about the Hennessy Funds, please read the Fund’s Statement of Additional Information (the “SAI”), which contains additional information about the Fund. The Fund has incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders, when available. The Fund’s annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, upon request, by calling 1-877-671-3199 or 1-415-899-1555 or at www.hennessyetfs.com.

Prospective investors and shareholders who have questions about the Fund may also call 1-877-671-4354 or 1-415-899-1555 or write to the following address:
Hennessy Funds
7250 Redwood Blvd.
Suite 200
Novato, CA 94945
The general public can review and copy information about the Fund (including the SAI) on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by emailing publicinfo@sec.gov.

When seeking information about the Fund, please refer to Hennessy Funds Trust’s Investment Company Act File No. 811-07168.